EXHIBIT 4.9

                              LETTER OF TRANSMITTAL

                              OFFER TO EXCHANGE ITS

                        NEW EXCHANGEABLE PREFERRED STOCK
                           MANDATORILY REDEEMABLE 2006
                   (EXCHANGEABLE AT THE OPTION OF THE ISSUER)
           WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                           FOR ANY AND ALL OUTSTANDING
                          EXCHANGEABLE PREFERRED STOCK
                           MANDATORILY REDEEMABLE 2006
                   (EXCHANGEABLE AT THE OPTION OF THE ISSUER)
                                       OF
                              SILGAN HOLDINGS INC.

- --------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON _________, 1996 UNLESS EXTENDED (THE "EXPIRATION DATE").
- --------------------------------------------------------------------------------

                                   Deliver to:
                       Fleet National Bank, Exchange Agent


By Registered Mail, Certified Mail               By Facsimile:
or Overnight Courier:                            (860) 986-5195

    Fleet National Bank                          Confirm by Telephone:
    Corporate Trust Operations                   (800) 666-6431
    Attention:  REORG                            (860) 986-1271
    Mail Stop:  CT/MO/0224
    777 Main Street
    Hartford, CT  06115


Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received and reviewed the Prospectus dated September ___, 1996 (the "Prospectus") of Silgan Holdings Inc. (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Issuer's offer (the "Exchange Offer") to exchange its newly issued Exchangeable Preferred Stock (the "New Preferred Stock") which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for its outstanding Exchangeable Preferred Stock (the "Old Preferred Stock") of which 50,000 shares are issued and outstanding, on a share for share basis. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be completed by a holder of Old Preferred Stock either if certificates are to be forwarded herewith or if a tender of certificates for Old Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Preferred Stock is registered on the books of the Issuer or any other person who has obtained a properly completed stock power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Preferred Stock must complete this Letter of Transmittal in its entirety.

________________________________________________________________________________
                   DESCRIPTION OF EXCHANGEABLE PREFERRED STOCK
________________________________________________________________________________


                                               AGGREGATE NUMBER
NAMES AND ADDRESS(ES) OF                          OF SHARES          NUMBER OF
REGISTERED HOLDERS (PLEASE     CERTIFICATE      REPRESENTED BY        SHARES
FILL IN, IF BLANK)               NUMBER(S)      CERTIFICATE(S)       TENDERED*


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                      TOTAL
________________________________________________________________________________

  * Unless indicated in the column labeled "Number of Shares Tendered," any tendering Holder of Exchangeable Preferred Stock will be deemed to have tendered the entire aggregate number of shares represented by the column labeled "Aggregate Number of Shares Represented by Certificate(s)."

    If the space provided above is inadequate, list the certificate numbers and number of shares on a separate signed schedule and affix the list to this Letter of Transmittal.

________________________________________________________________________________

{__}     CHECK HERE IF TENDERED OLD PREFERRED STOCK IS ENCLOSED HEREWITH.

{__} CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE
         AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

{__} CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s) of Old Preferred Stock:_____________________

    ____________________________________________________________________________

    Date of Execution of Notice of Guaranteed Delivery:_________________________

    Window Ticket Number (if available):________________________________________

    Name of Institution which Guaranteed Delivery:______________________________

    ____________________________________________________________________________

    Account Number (if delivered by book-entry transfer):_______________________

SPECIAL ISSUANCE INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)                   (See Instructions 4, 5 and 6)
_____________________________                   _____________________________

To be completed ONLY (i) if                     To be completed ONLY if
certificates for Old Preferred                  certificates for Old Preferred
Stock not tendered, or New                      Stock not tendered, or New
Preferred Stock issued in                       Preferred Stock issued in
exchange for Old Preferred                      exchange for Old Preferred
Stock accepted for exchange, is                 Stock accepted for exchange, is
to be issued in the name of                     to be sent to someone other
someone other than the                          than the undersigned, or to the
undersigned, or (ii) if Old                     undersigned at an address other
Preferred Stock tendered by                     than that shown above.
book-entry transfer which is
not exchanged is to be returned
by credit to an account
maintained at DTC.

Issue certificate(s) to:                        Mail to:

Name:_____________________________              Name:___________________________
         (Please Print)                                  (Please Print)

Address:__________________________              Address:________________________

__________________________________              ________________________________
        (Include Zip Code)                             (Include Zip Code)


__________________________________              ________________________________
(Tax Identification or Social                    (Tax Identification or Social
Security No.)                                             Security No.)

Credit Old Preferred Stock not
exchanged and delivered by
book-entry transfer to the DTC
account set forth below:

__________________________________
DTC Account Number


________________________________________________________________________________

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the number of shares of Old Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of this number of shares of Old Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Preferred Stock with full power of substitution to
(i) deliver certificates for such Old Preferred Stock, or transfer ownership of such Old Preferred Stock on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Preferred Stock for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Preferred Stock tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Preferred Stock acquired in exchange for Old Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Preferred Stock, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Preferred Stock, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Preferred Stock and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Preferred Stock issued in exchange for the Old Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Preferred Stock is acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the New Preferred Stock and have no arrangement or understanding with any person to participate in a distribution of such New Preferred Stock. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Old Preferred Stock tendered hereby.

    For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Preferred Stock when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

    If any tendered Old Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of
Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Preferred Stock" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and any certificates for Old Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange in the name(s) of, and return any Old Preferred Stock not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Preferred Stock from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Preferred Stock so tendered.

    Holders of Old Preferred Stock who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available, or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                         PLEASE SIGN HERE WHETHER OR NOT
             OLD PREFERRED STOCK IS BEING PHYSICALLY TENDERED HEREBY


____________________________________________  __________________________________
                                                            (Date)

____________________________________________  __________________________________
Signature(s) of Registered Holder(s)                        (Date)
or Authorized Signatory



Area Code and Telephone Number:____________________________

    The above lines must be signed by the registered holder(s) of Old Preferred Stock as their name(s) appear(s) on the certificate for the Old Preferred Stock or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Preferred Stock to which this Letter of Transmittal relates is held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and
(ii) unless waived by the Issuers, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s):  ______________________________________________________________________

          ______________________________________________________________________
                                    (Please Print)

Capacity: ______________________________________________________________________

Address:  ______________________________________________________________________

          ______________________________________________________________________
                                   (Include Zip Code)

         Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined): (If required by Instruction 4)

         _______________________________________________________________________
                               (Authorized Signature)

         _______________________________________________________________________
                                    (Title)

         _______________________________________________________________________
                                 (Name of Firm)

Dated _______________, 1996

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The tendered Old Preferred Stock or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Preferred Stock should be sent to the Issuer.

    Holders who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock is not immediately available, or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Stock, the certificate number or numbers of such Old Preferred Stock and the number of shares of Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Preferred Stock or a Book-Entry Confirmation and any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificates(s) representing all tendered Old Preferred Stock (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Preferred Stock who wishes to tender his Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Preferred Stock according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Preferred Stock and withdrawal of tendered Old Preferred Stock will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Preferred Stock not properly tendered or any Old Preferred Stock the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Stock. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Stock must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Stock received by the Exchange Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    2. TENDER BY HOLDER. Only a Holder of Old Preferred Stock may tender such Old Preferred Stock in the Exchange Offer. Any beneficial holder of Old Preferred Stock who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Preferred Stock, either make appropriate arrangements to register ownership of the Old Preferred Stock in such holder's name or obtain a properly completed bond power from the registered holder.

    3. PARTIAL TENDERS. If less than the entire number of shares of any Old Preferred Stock certificate is tendered, the tendering Holder should fill in the number of shares tendered in the third column of the box entitled "Description of Exchangeable Preferred Stock" above. The entire number of shares of Old Preferred Stock set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of all Old Preferred Stock is not tendered, then an Old Preferred Stock certificate for the number of shares of Old Preferred Stock not tendered and a certificate or certificates representing New Preferred Stock issued in exchange for any Old Preferred Stock accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Preferred Stock is accepted for exchange.

    4. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Preferred Stock without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Preferred Stock tendered and the certificate or certificates for New Preferred Stock issued in exchange therefor are to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Preferred Stock, nor provide a separate stock power. In any other case, such holder must either properly endorse the Old Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Preferred Stock listed, such Old Preferred Stock must be endorsed or accompanied by appropriate stock powers, in each case signed as the name of the registered holder or holders appears on the Old Preferred Stock.

    If this Letter of Transmittal (or facsimile hereof) or any Old Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Preferred Stock or signatures on stock powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Preferred Stock tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Preferred Stock is tendered for the account of an Eligible Institution.

    5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Preferred Stock or substitute Old Preferred Stock for shares not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Old Preferred Stock for shares not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Stock listed in this Letter of Transmittal.

    7. FORM W-9. Any Holder who tenders his Old Preferred Stock is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 31 percent federal income tax withholding on any payment made to holders of the New Preferred Stock. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

    8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Preferred Stock tendered.

    9. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any tendering Holder whose Old Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                           (DO NOT WRITE IN SPACE BELOW)
================================================================================
     CERTIFICATE             OLD PREFERRED STOCK          OLD PREFERRED STOCK
     SURRENDERED                  TENDERED                      ACCEPTED


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



Delivery Prepared by: _________________________

Checked by: ___________________________________

Date: _________________________________________

                        NOTICE OF GUARANTEED DELIVERY FOR

                              SILGAN HOLDINGS INC.


    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Silgan Holdings Inc. (the "Issuer") made pursuant to the Prospectus, dated September __, 1996 (the "Prospectus"), if certificates for Old Preferred Stock of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to Fleet National Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated
Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                   Deliver to:
                       Fleet National Bank, Exchange Agent


          By Registered Mail, Certified Mail      By Facsimile:
          or Overnight Courier:                   (860) 986-5195

               Fleet National Bank                Confirm by Telephone:
               Corporate Trust Operations         (800) 666-6431
               Attention:  REORG                  (860) 986-1271
               Mail Stop:  CT/MO/0224
               777 Main Street
               Hartford, CT  06115


         Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the number of shares of Old Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Preferred Stock set forth in the Letter of Transmittal.

Number of Shares of Old                     If Old Preferred Stock will be
Preferred Stock Tendered:                   delivered by book-entry
                                            transfer to Depository Trust
_______________________________________     Company, provide account
                                            number:
Certificate Nos. (if
available):                                 Account Number _____________________

_______________________________________

Total Number of Shares
Represented by Old Preferred
Stock Certificate(s):

_______________________________________

________________________________________________________________________________
         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
________________________________________________________________________________



                                PLEASE SIGN HERE

____________________________________________  __________________________________
                                                           (Date)

____________________________________________  __________________________________
Signature(s) of Registered Holder(s)                       (Date)
or Authorized Signatory


Area Code and Telephone Number: ___________________________

         Must be signed by the holder(s) of Old Preferred Stock as their name(s) appear(s) on certificates for Old Preferred Stock or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      Please print name(s) and address(es)

Name(s):  ______________________________________________________________________

          ______________________________________________________________________
                                 (Please Print)

Capacity: ______________________________________________________________________

Address:  ______________________________________________________________________

          ______________________________________________________________________
                               (Include Zip Code)


                                       -3

                                    GUARANTEE


         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a
commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the number of shares of Old Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Preferred Stock into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of
Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


_______________________________________  _______________________________________
             Name of Firm                          Authorized Signature

_______________________________________  _______________________________________
               Address                                    Title

_______________________________________  Name: _________________________________
                               Zip Code       (Please Type or Print)


Area Code and Telephone No. ______________________  Dated: _____________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD PREFERRED STOCK WITH THIS FORM. CERTIFICATES FOR OLD PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       -4